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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       September 4, 2008 (August 29, 2008)

                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-26230                  91-1688446
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                  6407-B N.E. 117TH AVENUE, VANCOUVER, WA 98662
               (Address of Principal Executive Offices) (Zip Code)

                                 (360) 253-2346
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

     This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As previously disclosed in the Company's Current Report on Form 8-K filed June 26, 2008, on June 25, 2008, the Company entered into an Assets Sale and Purchase Agreement dated as of June 20, 2008 (the "Agreement"), with Western Power & Equipment Corp., an Oregon corporation and a wholly owned subsidiary of the Company ("WPE" and collectively with the Company, the "Seller"), and CNH Dealer Holding Company LLC (n/k/a Case Dealer Holding Company LLC), a Delaware limited liability company (the "Buyer"), which is wholly owned by CNH America, LLC.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the Agreement described in Item 1.01 above, the Company had agreed to sell, and the Buyer had agreed to purchase all the Company's right, title and interest in and to the assets and the ordinary course of business operations of WPE, including leases, fixed assets, inventory, prepaid items, accounts, assigned contracts, assigned permits, causes of action, books and records, intellectual property, service work orders in process and other necessary assets, located at or relating to the Acquired Locations (as such term is defined below) (the "Purchased Assets"). The Acquired Locations included: (i) 2535 Ellis Street, Redding, CA 96001; (ii) 1751 Bell Ave., Sacramento, CA 95838;
(iii) 1041 S. Pershing Ave., Stockton, CA 95206; (iv) 1455 Glendale Ave., Sparks, NV 89431; (v)1745 NE Columbia Blvd., Portland, OR 97211; (vi) 1655 NE Silverton Rd., Salem, OR 97303; (vii) 2702 West Valley Hwy., North, Auburn, WA 98001; (viii) 15111 Smokey Point Blvd., Marysville, WA 98271; and 6407 B NE 117 Ave., Vancouver, WA 98662.

     The consideration for the purchase of the Purchased Assets, which consideration is subject to adjustment after the closing (as provided in the Agreement), was comprised of (i) a cash payment of approximately $29,115,000,
(ii) less an amount equal to the aggregate dollar amount of the Scheduled Liabilities (as such term is defined in the Agreement), (iii) less the aggregate of all amounts paid by the Buyer (at the Buyer's option) directly to creditors of WPE to discharge encumbrances on the Purchased Assets, (iv) less an amount equal to $1,000,000 to be held by the Buyer to pay (a) any adjustment amount owed to the Buyer and/or (b) indemnity claims, (iv) less an amount equal to $725,000 to be held by the Buyer to pay the Company's withdrawal liability under ERISA due to a possible partial termination of the Company's obligation to make contributions under a multi-employer plan with Local #3 of the Operating Engineers Union and (vi) plus the assumption of the assumed liabilities.

     The closing under the Agreement took place on Friday, August 29, 2008. At the closing, the Buyer paid on behalf of the Company the agreed upon consideration and assumed and agreed to pay and discharge certain liabilities of WPE, including liabilities arising under the leases, assigned contracts and assigned permits arising after the closing date.

     At the closing, the Buyer and the Company entered into several agreements. Under a certain transition agreement, the Buyer agreed to provide the Company for a period of six months certain services for a fixed fee of less than $15,000. Under a certain sublease, the Company subleased the premises where its executive offices are located to Buyer for an initial term of six months, which term may be extended by the Buyer for an additional six-

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month term on 90 days' notice. The base rent under the sublease is $14,000 per month. The Buyer has agreed to pay its utilities and to indemnify the Company in certain circumstances. A copy of the sublease is attached hereto as Exhibit
10.1. Under a certain letter agreement, the Company and the Buyer agreed that corrective action was needed to address certain conditions that exist on the Acquired Locations, which Buyer determines, in its sole discretion, are adequate to address such conditions. The Company's expense under this agreement shall not exceed an aggregate amount of $700,000. A copy of the letter agreement is attached hereto as Exhibit 10.2.

     At the time of the closing, the Company and its affiliates had the following material relationships with the Buyer and its affiliates. Affiliates of the Buyer, pursuant to various dealer agreements and financing agreements, had provided construction equipment and parts inventory to the Company for retail sale at the Acquired Locations and have also provided floor plan financing with respect to such equipment and inventory.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) NOT APPLICABLE.
(b) NOT APPLICABLE.
(c) NOT APPLICABLE.

(d) EXHIBITS:

EXHIBIT
NUMBER                                 DESCRIPTION
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10.1           Sublease by and between Western Power & Equipment Corp. and Case
               Dealer Holding Company, LLC with respect to the premises located at 6407-B N.E. 117th Avenue, Vancouver, WA 98662.

10.2 Letter Agreement by and between Western Power & Equipment Corp., a Delaware corporation and Western Power & Equipment Corp., an Oregon corporation and Case Dealer Holding Company LLC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 4, 2008

                                          WESTERN POWER & EQUIPMENT CORP.

                                          By: /s/ Mark J. Wright
                                              --------------------------------
                                          Name: Mark J. Wright
                                          Title: Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                DESCRIPTION
-------        -----------------------------------------------------------------
10.1           Sublease by and between Western Power & Equipment Corp. and Case
               Dealer Holding Company, LLC with respect to the premises located at 6407-B N.E. 117th Avenue, Vancouver, WA 98662.

10.2 Letter Agreement by and between Western Power & Equipment Corp., a Delaware corporation and Western Power & Equipment Corp., an Oregon corporation and Case Dealer Holding Company LLC.